                                                                    EXHIBIT 10.5

                                    F O R M
                                    -------

                     [PROSOFT DEVELOPMENT, INC. LETTERHEAD]


                               September   , 1996
                                         --


[SHAREHOLDER NAME]
[SHAREHOLDER ADDRESS]

          Re:  Registration and Lock-Up Agreement
               ----------------------------------

Dear           :
     ----------

          ProSoft Development, Inc. (the "Company") is currently in the process of registering shares of its common stock with the United States Securities and Exchange Commission ("SEC"). The Company is obligated to register shares purchased by certain of its stockholders in a private placement by the Company in July and August 1996 at a purchase price of $10 per share ("Private Placement 3"). As the Company is already required to register shares purchased in Private Placement 3, the Company has decided to offer stockholders, such as yourself, who purchased common stock (and/or warrants to purchase common stock) of the Company in March 1996 at $1 per share ("Private Placement 1") or in April and May 1996 at $3.50 per share ("Private Placement 2") the opportunity to also register their shares, on the terms and conditions set forth below. Only those shares purchased, or shares issuable pursuant to warrants purchased, in Private Placements 1, 2 or 3, may be registered. In consideration of the registration of such shares, you will be required to give up certain rights you may have with respect to your shares and to restrict your right to sell your shares, as more fully described below. If you wish to have your shares registered, you will need to sign and date the extra copy of this letter included herewith, signifying your acceptance of the Company's offer to register your shares on the terms set forth below, and return it to the Company no later than October 7, 1996.

                          Agreement to Register Shares
                          ----------------------------

          In consideration of the registration of the number of shares of common stock, par value $.001 per share, of the Company set forth below your signature on the signature page of this letter agreement (the "Shares") with the SEC under the Securities Act of 1933, as amended (the "Act"), pursuant to a registration statement on Form S-1 filed by the Company (the "Registration Statement") with the SEC, you hereby represent, covenant and certify as follows:

Authority
---------

          If you are (i) a corporation, a partnership or a trust, or (ii) an individual acting in a representative capacity or as an agent, you have full power and authority to make the representations, covenants and certifications specified herein and to consummate the transactions contemplated in the Registration Statement. If you are a corporation or a partnership, you are in good standing under the laws of the jurisdiction of your organization.

Share Ownership
---------------

          The exact name in which the Shares are, or will be, held as such name
should appear in the Registration Statement is "                    ".  As of
                                                --------------------
the date hereof, you are the owner of record of the shares of Common Stock, and warrants and options to purchase shares of Common Stock, set forth on Exhibit A hereto.

          You hereby request that the Shares be registered by the Company pursuant to the Registration Statement.

Lock-Up of Shares
-----------------

          Unless you receive the written consent of the Company, you agree to sell no more than one percent (1%) of your Shares under the Registration Statement during any one month period following the date of initial effectiveness of the Registration Statement. This limitation shall be cumulative such that if you do not sell the full one percent (1%) during any month, any unsold portion shall be added to the one percent (1%) limitation for the following month.

          To the extent the Company allows stockholders who are parties to a Registration and Lock-Up Agreement to sell shares in excess of the percentages set forth above, the Company agrees to do so only on a pro rata basis among all such stockholders, except that the Company may, in its sole discretion, allow stockholders to sell amounts of less than 1,000 shares without regard to the percentage of that stockholder's shares.

          You also agree that, in the event of any future underwritten public offering of the Company's securities, upon the written request of the Company or the managing underwriter, you will not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock for a period of 180 days after the closing of such offering.

Waiver of Certain Rights
------------------------

          If you purchased Shares in Private Placement 2, you hereby agree that, upon the Registration Statement being declared effective by the SEC, (i) your right of first refusal with respect to future sales of shares by the major shareholders of the Company or by the Company itself as set forth in Section 4 of your Stock and Warrant Purchase Agreement and (ii) your rights relating to the election of a member of the Board of Directors as set forth in Section 5.2 of your Stock and Warrant Purchase Agreement.

Information and Execution of Documents
--------------------------------------

          You shall furnish to the Company such information regarding yourself, the Shares, and the intended method of disposition of the Shares as the Company shall reasonably request and as shall be required in connection with the registration of the Shares under the Act pursuant to the Registration Statement. You agree to complete and execute all questionnaires and other documents required by the Company in connection with the offering.

Distribution
------------

          The distribution of your Shares will be affected in one or more transactions that may take place in the over-the-counter market, including ordinary brokers' transactions, privately negotiated transactions or through sales to one or more dealers for resale of such Shares as principals, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. You agree to notify the Company immediately upon any change in your intended method of distribution of the Shares.

Prospectus Delivery
-------------------

          You hereby acknowledge that you must deliver a currently effective prospectus in connection with any sale of the Shares. The sale of the Shares by you is not, and will not be, prompted by any information concerning the Company not set forth in the then current prospectus contained in the Registration Statement and delivered in connection with the sale of such Shares. The Company agrees to furnish you such number of copies of the prospectus, and of any supplement or amendment thereto, as you may reasonably request in order to facilitate the sale of your Shares.

Suspension of Disposition of the Shares
---------------------------------------

          The Company hereby agrees to promptly notify you in writing, at the address set forth below (or such other address as you shall notify the Company of in writing), of the need for a supplement or amendment to any prospectus pertaining to the Shares included in the Registration Statement and, upon receipt of such notice, you agree to immediately discontinue disposition of the Shares until you receive copies of a supplemented or amended prospectus, or until you are advised in writing by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.

Expenses
--------

          All expenses incurred in connection with the registration of the Shares pursuant to the Registration Statement will be borne by the Company; provided, however, that you shall bear all of your own costs, including the costs of your counsel and shall pay any commissions and discounts pertaining to the sale of the Shares pursuant to the Registration Statement.

Indemnification
---------------

          The Company will indemnify and hold harmless, you and each other person or entity (a "Person"), if any, who controls you within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which you or such controlling Person may become subject under the Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by the Company to file any amendment or supplement thereto that was required to be filed under the Act, and will reimburse you and each such controlling Person for any legal or any other expenses reasonably incurred by you and each such controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished by you to the Company specifically for use in the preparation thereof or (ii) your failure to deliver a copy of the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement after the Company has furnished you with a sufficient number of copies of the same.

          You agree to indemnify and hold harmless (in the same manner and to the same extent as set forth above) the Company, each director of the Company, each officer of the Company who shall sign the Registration Statement, any Persons who control the Company within the meaning of the Act, with respect to any statement or omission from the Registration Statement, preliminary prospectus or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by you to the Company, specifically for use in the preparation of the Registration Statement, preliminary prospectus or amendment or supplement.

          Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to then indemnifying party of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof.

Obligation to Maintain Effectiveness of Registration Statement
--------------------------------------------------------------

          The Company shall have the right to terminate or withdraw the Registration Statement at any time before or after it becomes effective. In the event of such termination or withdrawal of the Registration Statement, the lock-up obligations with respect to your shares set forth above, other than those lock-up provisions relating to an underwritten public offering of the Company's securities, shall terminate.

Blue Sky Laws
-------------

          In addition to the registration of the sale of the Shares under the Act, the sale of the Shares must also be registered, qualified, or exempt from such registration or qualification under the securities or Blue Sky laws of the states or jurisdictions in which the offer and sale of the Shares will occur. You acknowledge that, prior to any sale of the Shares, you must comply with such laws. The Company shall be under no obligation to register or qualify the Shares in any such jurisdictions.

Market Manipulation
-------------------

          You have been informed that the anti-manipulation provisions of Rules 10b-6 and 10b-7 under the Securities Exchange Act of 1934 may apply to your sale of the Shares and have been furnished with a copy of these Rules, as well as a copy of certain interpretations thereof by the SEC. You have not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Company's Common Stock.

Updating
--------

          You agree to immediately notify the Company by telephone (Attention:
Eric W. Richardson, General Counsel, telephone (714) 562-8282, ext. 243), confirmed in writing at ProSoft Development, Inc., 7100 Knott Avenue, Buena Park, CA 90620, of any changes in the information, representations and certifications contained herein (including the sale of Shares pursuant to the Registration Statement) from the date set forth below until either all of the Shares have been sold by you pursuant to the Registration Statement or all unsold Shares have been withdrawn from registration. In the absence of any such notice, the Company may rely on the fact that the information, representations and certifications contained herein remain complete and accurate.

                              PROSOFT DEVELOPMENT, INC.


                                          By:
                                              ----------------------------------
                                                     Keith D. Freadhoff,
                                                  Chief Executive Officer


ACKNOWLEDGED AND AGREED:

Date:                  , 1996
      -----------------

STOCKHOLDER:
            -------------------------

-------------------------------------
            (Signature)

-------------------------------------
              (Name)

-------------------------------------
              (Title)


-------------------------------------
-------------------------------------
-------------------------------------
             (Address)

Shares of Common Stock to be
Registered:
            -------------------------

                                   EXHIBIT A
                                   ---------


                                                           TO BE INCLUDED IN
                                              TOTAL      REGISTRATION STATEMENT
                                              -----      ----------------------
Shares of Company Common Stock

Shares of Company Common Stock
 issuable upon exercise of Warrants

Shares of Company Common Stock                                    -0-
 issuable upon exercise of Stock Options      ------            -------

                                              ======            =======

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